UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2016

Cogint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37893	77-0688094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-757-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 30, 2016, Fluent, LLC (“Fluent”), a direct wholly owned subsidiary of Cogint, Inc. (the “Company”), entered into a Limited Consent and Amendment No. 2 to Credit Agreement (“Amendment”), among Fluent, as Borrower, the Company, certain subsidiaries of the Company party thereto, the financial institutions party thereto, as lenders, and Whitehorse Finance, Inc., as Administrative Agent (the “Administrative Agent”), amending Fluent’s term loan facility dated as of December 8, 2015 among Fluent, the persons party thereto from time to time as guarantors, including the Company, the financial institutions party thereto from time to time as lenders, and the Administrative Agent (the “Agreement”).

The Amendment, among other things, modifies certain provisions set forth in the Agreement. The Amendment also requires the Company to deliver to the Administrative Agent, on or prior to October 7, 2016, (i) amended and restated warrants amending the strike price of the two hundred thousand (200,000) warrants, dated December 8, 2015, currently held by the Administrative Agent and/or its affiliates (the “Existing Warrants”), from $8.00 per share to a per share price equal to the five (5) day volume weighted average of the closing market price of the Company’s common stock listed on the NASDAQ Global Market as of September 30, 2016, which was $5.0829, and (ii) one hundred thousand (100,000) new warrants (“New Warrants”) on terms and conditions substantially similar to the Existing Warrants, as amended and restated, with a per share strike price also equal to $5.0829. The New Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D thereunder.

The description of the amended and restated Existing Warrants and the New Warrants does not purport to be complete and is qualified in its entirety by reference to the amended and restated Existing Warrants and to the New Warrants, forms of which are filed as Exhibits 4.1 and 4.2 to this report and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.02. Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2016, the Company entered into a second amendment to employment agreement with Daniel MacLachlan relating to his service as Chief Financial Officer of the Company (the “MacLachlan Amendment”). Pursuant to the MacLachlan Amendment, the Company and Mr. MacLachlan agreed to extend the term of his employment through September 30, 2017. All other terms of Mr. MacLachlan’s employment agreement remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Amended and Restated Existing Warrant.

4.2	Form of New Warrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogint, Inc.

October 6, 2016	By:	/s/ Derek Dubner
	Name:	Derek Dubner
	Title:	CEO

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Amended and Restated Existing Warrant.

4.2	Form of New Warrant.

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